Income Tax Matters - Provision for Income Taxes and the Amounts Computed by Applying the Statutory Federal Income Tax Rate of 34% to Income Before Income Taxes (Detail) (USD $)
In Thousands, unless otherwise specified
	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Provision for income taxes and the amounts computed by applying the statutory federal income tax rate of 34% to income before income taxes
Tax computed at the statutory federal rate	$ 441	$ 262	$ 373
Increases (decrease) resulting from:
Tax exempt interest, net	(229)	(250)	(247)
State income taxes, net of federal benefit	102	45	94
Impairment of goodwill		336
Other	28	(28)	(24)
Net provision for income taxes	$ 342	$ 365	$ 196